ASA HEDGED EQUITY FUND LLC
                           ASA DEBT ARBITRAGE FUND LLC
                       ASA MARKET NEUTRAL EQUITY FUND LLC
                          ASA MANAGED FUTURES FUND LLC

                      Supplement dated February 9, 2005 to
                       Prospectus dated November 25, 2003
                          as amended on March 25, 2004


This supplement provides important information about the ASA Hedged Equity Fund LLC, ASA Debt Arbitrage Fund LLC, ASA Market Neutral Equity Fund LLC and ASA Managed Futures Fund LLC. It should be read in conjunction with the Prospectus.


On February 4, 2005, the Board of Directors unanimously voted to liquidate each of ASA Hedged Equity Fund LLC, ASA Debt Arbitrage Fund LLC, ASA Market Neutral Equity Fund LLC, and ASA Managed Futures Fund LLC (each, a "Fund" and collectively, "Funds"). It is anticipated that the liquidation of the Funds will be completed on or about April 30, 2005. We expect to return your liquidating distribution according to the following schedule:

ASA Hedged Equity Fund LLC:            90% by 2/28/05      Remainder by 4/30/05
ASA Market Neutral Equity Fund LLC:    90% by 2/28/05      Remainder by 4/30/05
ASA Debt Arbitrage Fund LLC            95% by 2/28/05      Remainder by 4/30/05
ASA Managed Futures Fund LLC           95% by 3/31/05      Remainder by 4/30/05


Additionally, effective February 28, 2005, the ASA Managed Futures Fund will be converted to cash in anticipation of the liquidation. As of the date of this Prospectus supplement, shares of the Funds are no longer being offered to new investors. Consequently, these Funds may not achieve their respective investment objectives.

Please contact Aspen Strategic Alliance LLC or your financial adviser for more information.
















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